UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Monroe Capital Income Plus Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

YOUR VOTE IS IMPORTANT. VOTE YOUR SHARES TODAY! Dear Fellow Stockholder: We are pleased to inform you that we are preparing for our upcoming Annual Stockholder Meeting, which will be held on June 15, 2023. We must successfully complete this year's Annual Stockholder Meeting proxy process in advance of the meeting date in order to avoid adjournment and limit the cost of additional solicitation. Enclosed are the proxy materials, which describe the proposals to be presented at this year's Annual Meeting in detail. Please review them carefully. We encourage you to respond to the proxy solicitation by voting in favor of each of the proposals up for consideration. Please see the instructions below to vote your shares through the internet, phone, or hardcopy return. Failure to obtain the required votes for all of the proposals will cause the Annual Stockholder Meeting to be adjourned until all voting requirements are met. If you have any questions, please feel free to contact your financial advisor or call our proxy solicitor, Broadridge, at 1-888-511-2612. We thank you for your participation. Monroe Capital Income Plus Corporation P91504-LTR WITHOUT A PROXY CARD Call 1-888-511-2612 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PROXY QUESTIONS? Call 1-888-511-2612 ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO VOTE MONROE CAPITAL INCOME PLUS CORPORATION

BE THE VOTE THAT COUNTS VOTE BEFORE JUNE 15, 2023 P91504-EPB MONROE CAPITAL INCOME PLUS CORPORATION

MONROE CAPITAL

MONROE CAPITAL INCOME PLUS CORPORATION

Your vote is very important. Please vote your shares today.

The annual stockholder meeting will be held on June 15, 2023. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-888-511-2612.**



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

FOUR WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-888-511-2612 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

From: SPECIMEN To: Krause, Dominique Subject: #RICSSUMID# Vote now! MONROE CAPITAL INCOME PLUS CORPORATION Annual Meeting %P91504_0_0123456789012345_0000001% Date: Tuesday, April 18, 2023 2:24:06 PM EXTERNAL EMAIL header background Be the vote that counts. MONROE CAPITAL INCOME PLUS

This email represents the following share(s): MONROE CAPITAL INCOME PLUS CORP 123,456,789,012.00000 MONROE CAPITAL INCOME PLUS CORP 123,456,789,012.00000 MONROE CAPITAL INCOME PLUS CORP 123,456,789,012.00000 MONROE CAPITAL INCOME PLUS CORP 123,456,789,012.00000 CORPORATION 2023 Annual Meeting June 15, 2023 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote Call 800.690.6903 Virtual Meeting Important Information For holders as of April 6, 2023 Vote Common Shares by: June 14, 2023 Control Number: 0123456789012345

MONROE CAPITAL INCOME PLUS CORP 123,456,789,012.00000 MONROE CAPITAL INCOME PLUS CORPORATION 123,456,789,012.00000 Proxy Statement | Annual Report | View documents: ProxyVote © 2023 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement